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                                                                   Exhibit 24.11
                       RESORTS INTERNATIONAL HOTEL, INC.

                               POWER OF ATTORNEY

      The undersigned director and/or officer, or both, of Resorts International Hotel, Inc., a New Jersey corporation ("RIH"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement, hereby constitute and appoint Charles D. Adamo, Howard B. Kerzner, John Allison and Kevin DeSanctis alone or acting together, their true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, their true and lawful attorneys-in-fact and agent, for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto (including any post-effective amendments), with power where appropriate to affix the corporate seal of RIH thereto and to attest said seal, and to file said Registration Statement and such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may pursuant to the requirements of the Securities Act of 1933, lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have duly signed this Power of Attorney in the capacities and on the dates indicated.

                Name                      Title
                ----                      -----

    /s/ Matthew Kearney        Chairman of the Board of Directors (Principal
---------------------------    Financial and Accounting Officer)
        Matthew Kearney

   /s/ Dan Cassella            President and Chief Executive
---------------------------    Officer (Principal Executive Officer)
       Dan Cassella


Date:  March 20, 1997